UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2024

BENITEC BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39267	84-4620206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3940 Trust Way, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 780-0819

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BNTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in Item 5.07 below, on August 29, 2024, Benitec Biopharma Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment (the “Third Plan Amendment”) to the Company’s 2020 Equity and Incentive Compensation Plan, which was previously approved by the Company’s board of directors. A description of the terms of the Third Plan Amendment can be found in Proposal 2 – Approval of Amendment to the 2020 Equity and Incentive Compensation Plan in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2024 and incorporated herein by reference. Such summary is qualified in its entirety by reference to the terms of the Third Plan Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 29, 2024, the Company held the Special Meeting, which was held virtually. A total of 5,947,860 shares of the Company’s common stock were present or represented by proxy at the Special Meeting, representing 58.97% of the issued and outstanding shares entitled to vote at the meeting. The proposals voted upon and the final results of the vote were as follows:

Proposal 1 – The Nasdaq Proposal. The results were as follows:

For	Against	Abstain	Broker Non-Vote
5,868,978	13,614	168	65,100

Proposal 2 – Approval of Amendment to the 2020 Equity and Incentive Compensation Plan. The results were as follows:

For	Against	Abstain	Broker Non-Vote
5,024,173	232,406	626,181	65,100

Proposal 3 – Adjournment of the Special Meeting. As there were sufficient votes at the time of the Special Meeting to approve Proposal 1 and Proposal 2, the “Adjournment Proposal” described in the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on July 29, 2024, was not presented to the Company’s stockholders.

Each of the proposals received the required number of votes to be approved by the Company’s stockholders.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Third Amendment to Benitec Biopharma Inc. 2020 Equity and Incentive Compensation Plan, dated as of August 29, 2024 (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed on July 29, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BENITEC BIOPHARMA INC.

Date: September 4, 2024	By:	/s/ Jerel A. Banks
	Name:	Jerel A. Banks
	Title:	Chief Executive Officer